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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS






We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 7, 2000, relating to the financial statements of Bidder's Edge, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
February 7, 2000